United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

             ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): September 24, 2002



                              U.S. MICROBICS, INC.
           (Exact name of registrant as specified in its charter)


                                    Colorado
             (State or other jurisdiction of incorporation)


        000-14213                                         84-0990371
(Commission File Number)                       (IRS Employer Identification No.)

  5922 B Farnsworth Court,                                         92008
    Carlsbad, California                                        (Zip Code)
(Address of principal executive offices)

                                 (760) 918-1860
           (Registrant's telephone number, including area code)






                                        1

U.S. Microbics Form 8-K relating to CDC



Item 5.  Other Events and Regulation FD Disclosure.

     On September 24, 2002, the Registrant and USM Capital Group, Inc., a Nevada corporation (collectively, the "Sellers") executed that certain Capital Stock Exchange Agreement with Commerce Development Corporation, Ltd., a Maryland corporation (the "Purchaser") relating to the purchase of all of the issued and outstanding shares of the capital stock of USM Financial Solutions, Inc., a Nevada corporation, owned by the Sellers. USM Financial Solutions, Inc. is a recently formed development stage company with no assets or liabilities.

     In consideration for the exchange described in the Agreement, the Sellers shall exchange, sell, assign, and transfer to the Purchaser at the Closing of the Agreement, free and clear of all liens and encumbrances, and the Purchaser, upon the basis of the covenants, warranties and representations of the Sellers set forth therein, shall accept from the Sellers at the Closing all 2,000,000 shares of the Company Stock owned by the Sellers. Subject to the terms of the Agreement and in reliance on the representations and warranties of the Sellers, and in full consideration therefor, the Purchaser shall deliver to the Sellers, in exchange, at the Closing 800,000 shares of the Purchaser's common stock, par value $0.001 per share (the "Purchaser's Stock"). The Purchaser's Stock shall be delivered 320,000 shares to the Registrant and 480,000 shares to USM Capital Group, Inc.

     The exchange described herein is intended to comply with all of the provisions of Section 351 of the Internal Revenue Code of 1986, as amended, and all applicable regulations thereunder. In order to ensure compliance with said provisions, the parties agree to take whatever steps may be necessary, including, but not limited to, the amendment of the Agreement.

         It is contemplated by the parties that certain of the shares of the Purchaser's Stock will be spun-off to the stockholders of the Registrant pursuant to a registration statement on Form SB-2 (the "Registration Statement") to be filed by the Purchaser under the Securities Act of 1933, as amended, as soon as is reasonably possible after the Closing, with such shares being freely tradable. The Purchaser agreed that it will file the Registration Statement as promptly as possible following the Closing. The Sellers agreed to reasonably cooperate in furnishing all required information reasonably requested by the Purchaser in connection with the preparation and filing of the Registration Statement. The Agreement is expected to close on October 31, 2002.

     Inasmuch as USM Financial Solutions, Inc. has no assets or liabilities, there are no financial statements with respect thereto.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.
         ---------------------

         None.

(b)




    Exhibits.
    --------

    The following exhibit is filed herewith:

    Exhibit 10.1. USM Financial Solutions,Inc. Capital Stock Exchange Agreement.
     ------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 24, 2002

                                                   U.S. MICROBICS, INC.


                                                   By  /s/  Robert C. Brehm
                                                   Robert C. Brehm, President